UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2019

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 29, 2019 (the “Effective Date”), California Water Service Group, a Delaware corporation (the “Registrant”), and California Water Service Company, a California corporation and a wholly-owned subsidiary of the Registrant (“Cal Water”), entered into the Credit Agreements (as defined below), which provide for unsecured revolving credit facilities of up to an initial aggregate amount of $550 million. The Credit Facilities amend, expand and replace the Registrant’s and Cal Water’s existing credit facilities originally entered into on March 10, 2015.

Holdco Credit Agreement

On the Effective Date, the Registrant entered into a credit agreement (the “Holdco Credit Agreement”) provided by a syndicate of banks and other financial institutions led by Bank of America, N.A., as administrative agent.

The Holdco Credit Agreement provides for a $150.0 million unsecured revolving credit facility, which may be expanded by an incremental $50.0 million, upon the satisfaction of certain conditions, and which will be used for working capital and other general corporate purposes. The Holdco Credit Agreement also provides that certain subsidiaries of the Registrant may be designated as borrowers thereunder from time to time. No subsidiaries were so designated as of the Effective Date.  The Holdco Credit Agreement expires, and all obligations thereunder shall be due and payable, on March 29, 2024, unless earlier accelerated upon the occurrence of an event of default. At the Registrant’s option, borrowings under the Holdco Credit Agreement will bear interest annually at a rate equal to (i) the base rate or (ii) the Eurodollar rate, plus an applicable margin of 0.650% to 0.875%, depending on the Registrant and its subsidiaries’ consolidated total capitalization ratio.

The Holdco Credit Agreement contains affirmative and negative covenants and events of default customary for credit facilities of this type, including, among other things, limitations and prohibitions relating to additional indebtedness, liens, mergers, and asset sales by the Registrant and its subsidiaries. The Holdco Credit Agreement also contains financial covenants governing the Registrant and its subsidiaries’ consolidated total capitalization ratio and interest coverage ratio.

Opco Credit Agreement

On the Effective Date, Cal Water entered into a credit agreement (the “Opco Credit Agreement” and, together with the Holdco Credit Agreement, the “Credit Agreements”) provided by a syndicate of banks and other financial institutions led by Bank of America, N.A., as administrative agent.

The Opco Credit Agreement provides for a $400.0 million unsecured revolving credit facility, which may be expanded by an incremental $150.0 million, upon the satisfaction of certain conditions, and which will be used for working capital purposes, including the short-term financing of capital projects. The Opco Credit Agreement expires, and all obligations thereunder shall be due and payable, on March 29, 2024, unless earlier accelerated upon the occurrence of an event of default. Cal Water’s obligations under the Opco Credit Agreement are fully and unconditionally guaranteed by the Registrant. Borrowings under the Opco Credit Agreement must be repaid within 12 months unless otherwise authorized by the California Public Utilities Commission. At Cal Water’s option, borrowings under the Opco Credit Agreement will bear interest annually at a rate equal to (i) the base rate or (ii) the Eurodollar rate, plus an applicable margin of 0.650% to 0.875%, depending on the Registrant and its subsidiaries’ consolidated total capitalization ratio.

The Opco Credit Agreement contains affirmative and negative covenants and events of default customary for credit facilities of this type, including, among other things, limitations and prohibitions relating to additional indebtedness, liens, mergers, and asset sales. The Opco Credit Agreement also contains financial covenants governing the Registrant and its subsidiaries’ consolidated total capitalization ratio and interest coverage ratio.

The foregoing descriptions of the Credit Agreements are qualified in their entirety by reference to the full terms and conditions of the Credit Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference.

Item 1.02.                                        Termination of a Material Definitive Agreement.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01.                                        Other Events.

On April 1, 2019, the Registrant issued a press release announcing the transactions described herein, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

We hereby furnish the following exhibits, which shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, with this report:

Exhibit No.	Description
10.1

Credit Agreement dated as of March 29, 2019 among California Water Service Group and certain of its subsidiaries from time to time party thereto, as borrowers, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole bookrunner, CoBank, ACB, and U.S. Bank National Association as co-syndication agents, Bank of China, Los Angeles Branch and Wells Fargo Bank, National Association as co-documentation agents, and the other lender parties thereto.

10.2

Credit Agreement dated as of March 29, 2019 among California Water Service Company as borrower, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, Merrill Lynch, Pierce, Fenner& Smith Incorporated, as sole lead arranger and sole bookrunner, CoBank, ACB, and U.S. Bank National Association as co-syndication agents, Bank of China, Los Angeles Branch and Wells Fargo Bank, National Association as co-documentation agents, and the other lender parties thereto.

99.1	Press Release issued April 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: April 3, 2019	By:	/s/ Thomas F. Smegal
	Name:	Thomas F. Smegal
	Title:	Vice President, Chief Financial Officer & Treasurer